Exhibit 99(a)




                         May 12, 2003




Mr. J. Richard Devlin
12300 Catalina Street
Leawood, KS 66209-2214

Dear Rich:

I want to personally thank you for the leadership you have provided Sprint over the past 16 years. Your loyalty and dedication, as well as your personal talents, have contributed to many successes we have achieved as a company.

This letter confirms our recent discussions and details the compensation, benefits, and other arrangements in connection with your termination of employment with Sprint.

Below are the details of our agreement:

o Resignations. You confirm by this letter that as of April 18, 2003, you resigned as an officer of Sprint and from all positions as a director or officer of any Sprint direct or indirect subsidiary and from all other positions you held on committees or otherwise with respect to your employment with Sprint.

o Base Salary. Your current annual base salary of $446,786 will continue for a period of 27 months (your "separation period") from April 19, 2003, until July 18, 2005 (your "separation date"). Your separation date will be treated as your termination date under our benefit plans unless noted otherwise below. Continuation of your salary during this period will discharge Sprint's obligation to you with respect to any accrued but unused vacation time and any embedded or other vacation time earned by you. We will continue payments to you on the same payroll frequency as during your employment, subject to changes applicable to Sprint employees generally.

o Consulting Services. During the first nine months of your separation period until January 18, 2004, you agree to provide consulting services to Sprint at times mutually convenient to you and the company, on a reasonable, as needed, on-call basis and, at the request of Sprint, you will participate in various external activities and events for the benefit of Sprint. During this time, if we ask you to provide consulting services, we will reimburse you for your reasonable out-of-pocket expenses but pay no fee beyond the benefits set forth in this letter. After January 18, 2004, through your separation date, you agree to make yourself reasonably available for similar consulting services at a per-diem rate equal to 1/250th of your base salary ($1,787 per day), plus reasonable out-of-pocket expenses.

o Management Incentive Plan (MIP). Your prorated opportunity under the MIP for the first four months of 2003 is $118,333 and the amount paid will be based upon Sprint's actual 2003 performance results. During your separation period, your MIP payout will be $59,167 for the last eight months of 2003, $88,750 for 2004 and $51,771 for the first seven months of 2005. These MIP payouts will be paid in cash at the same time as MIP payments are made for Sprint employees for each performance year.

J. Richard Devlin
Page 2

o Equity Compensation. Your separation date will be treated as your "Termination Date" for purposes of vesting of options under the 1990 Stock Option Plan and the Management Incentive Stock Option Plan. We will also treat your separation date as your termination date for purposes of vesting in restricted stock or restricted stock units you have received as compensation. On your separation date, we will treat you as having terminated for reasons of early retirement. None of the equity-based awards will receive accelerated vesting on your termination date. Your rights under the options, restricted stock, and other equity compensation will be governed by the terms of the applicable awards and plans. We will not award you any additional stock options or other equity compensation during your separation period.

o Long-term Incentive Plan (LTIP). You will not receive any payout under the LTIP for any performance periods beginning or ending within your separation period.

o Executive Perquisites. You will be eligible for reimbursement of miscellaneous services incurred prior the beginning of your separation period up to your $12,000 maximum annual benefit. Sprint agrees to allow you the use of its membership at the Hallbrook Country Club for the remainder of your separation period as long as you make timely payment of all membership dues and expenses associated with the membership and its use. You agree that you will not be eligible during your separation period for any other executive perquisites, including any automobile allowance, long distance services, 1or miscellaneous services allowance.

o Disability Benefits. You will not be eligible for short and long-term disability benefits during your separation period.

o Outplacement Fees. You have agreed that Sprint will not provide you payment or reimbursement for outplacement services.

o Other Benefits. With respect to all other employee benefit plans of Sprint, we will treat you as an employee receiving severance benefits during your separation period in accordance with Sprint's policy, and your treatment under those plans will be governed by the terms of those plans, as amended for Sprint employees generally from time to time throughout your separation period.

o Noncompete, Non-Solicitation. You agree that the Non-Compete Period under your Agreement Regarding Special Compensation and Post Employment Restrictive Covenants dated August 8, 1994 (the "Non-Compete"), is extended to end on your separation date and that you will continue to abide by all employee covenants contained in the noncompete agreement. By accepting this letter, you agree also not to induce our employees or customers to terminate their relationship with Sprint during your separation period. This letter incorporates by reference, and you confirm your agreement to abide by, your covenants set forth in Sections 11 through 14 of the Non-Compete (the "Restrictive Covenants"), as extended hereby. You agree that you will receive no benefits under the Non-Compete as amended above other than those set out in this letter.

o Dispute Resolution and Remedies. This letter hereby incorporates by reference Section 9 and 15 of the Non-Compete dealing with dispute resolution and remedies. In addition, you agree that if you breach any of the Restrictive Covenants, in addition to whatever other remedies Sprint may have, Sprint shall cease payment of Base Salary continuation, MIP payments, consulting fees, and other perquisites and benefits provided for in this letter. If you breach any of the Restrictive Covenants, April 19, 2003, shall be deemed to be your separation date for purposes of future benefits hereunder and under all employment benefit plans, agreements, and arrangements.

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

J. Richard Devlin
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o    Payment  to  Estate.  If you  should  die  before  payments  hereunder  are complete, we will make the remaining payments to your estate except that, to the extent specific plans address payments after the participant's death, the terms of the specific plans will control payments.

The attached Full and Final General Release ("Release Agreement") incorporates the terms set forth in this letter and is also an essential part of our arrangement. The validity of the Release Agreement and this letter agreement are mutually dependent on the execution of each other, are being given in consideration of each other, and neither agreement is valid unless both are signed.

As set forth in the attached Release Agreement, you have up to 21 days to consider this proposal, but you may accept it sooner if you wish. If you wish to accept this proposal, please sign and date this letter in the space provided below and return it to Ned Holland. If you have any questions regarding either this letter or the attachments, please do not hesitate to contact Ned Holland or me.

                              Best regards,

                              Sprint Corporation



                              /s/ Gary D. Forsee
                              by:  Gary D. Forsee
                              its:  Chief Executive Officer


Agreed to and Accepted:


/s/ J. Richard Devlin
J. Richard Devlin

May 12, 2003
Date

Attachment

                         Full And Final General Release

This Full and Final General Release ("Release Agreement"), effective the 12th day of May, 2003, is made by Sprint Corporation, a Kansas corporation, (Sprint Corporation and the subsidiaries of Sprint Corporation are collectively referred to herein as "Employer") and James Richard Devlin ("Devlin"), (collectively referred to as the "Parties").

                                    Recitals
1. Devlin has been employed by Employer as Executive Vice President--Law, External Affairs, and Corporate Security.

2. Employer and Devlin have agreed to the terms for Devlin's cessation of employment and early retirement pursuant to a Letter Agreement dated May 12th, 2003, ("Letter Agreement"), to which this Release Agreement is attached, and is part of, this Release Agreement.

3. The Parties wish to confirm their agreements regarding such cessation of employment and early retirement in writing.

                                    Agreement
In consideration of the mutual promises contained in this Release Agreement and the Letter Agreement and for other good and valuable consideration, the receipt and sufficiency of which the Parties acknowledge, the Parties hereby agree as follows:

1.   General Release
Devlin, for himself and his attorneys, representatives, heirs, executors, administrators, legatees, successors, and assigns, hereby waives, releases, and discharges Employer and all its predecessors, successors, affiliates, partners, officers, directors, agents, attorneys, and employees, each in both their individual and official capacities (collectively, the "Released Parties"), of and from all claims, demands, actions, causes of action, suits, damages, losses, expenses, controversies, and other liabilities or damages of any nature (regardless of whether they relate to action or inaction) arising prior to or on the date hereof or arising as a result of an occurrence that took place prior to or on the date hereof, including but not limited to, any claims arising from or relating in any way to Devlin's employment and the termination of his employment with Employer, the Agreement Regarding Special Compensation and Post Employment Restrictive Covenants, dated August 8, 1994 (the "Non-Compete"), the Contingency Employment Agreement, dated January 22, 1990, and amended as of June 30, 1999 (the "CEA"), and any claims arising under the Age Discrimination in Employment Act, the Fair Labor Standards Act, the Americans with Disabilities Act, or the Rehabilitation Act of 1973, excepting only (1) any claims under the Indemnification Agreement, dated April 14, 1987 (the "Indemnification Agreement"), (2) any claims under applicable state workers' compensation and unemployment statutes, (3) any claims arising under this Release Agreement, and
(4) any claims under the Letter Agreement, including any benefit plans to the extent provided therein (all such excepted claims, "Permissible Claims").

Devlin represents and warrants, with the understanding that his representation and warranty is material to this Release Agreement, that neither he nor any person or entity acting on his behalf has requested arbitration or asserted with any federal, state, or local judicial or administrative agency or other body, any claim based on or arising out of or alleged to be suffered in or as a consequence of Devlin's employment with Employer, the termination of his employment, or his contacts and relationships with the Released Parties.
Further, Devlin represents and warrants, with the understanding that his representation and warranty are material to this Release Agreement, that he has no current intention to and will not assert, in any manner or by any means, any such claims (other than Permissible Claims) before any federal, state or local judicial or administrative agency or other body, or to request arbitration of same. If any such claim is asserted in the future by Devlin or any person or entity authorized to do so on his behalf, Devlin agrees that this Release Agreement is a total and complete bar to Devlin's re-employment or recovery of any sum or amount whatsoever from the Released Parties, whether labeled "award," "liability," "damages," "judgment," "back pay," "wages," "fine," or otherwise, resulting directly or indirectly from any arbitration, lawsuit, remedy, charge, or complaint, whether brought privately by Devlin, or on his behalf, or at his request.

2. Mutuality of Release and Letter Agreement
The Parties agree that this Release Agreement and the Letter Agreement are void if both documents are not executed or if either document is later revoked by Devlin within the 7 days provided for below.

3. Cooperation in Litigation and Indemnity
Devlin agrees that he will reasonably cooperate with Employer in the prosecution or defense of all claims, charges, investigations, lawsuits or legal proceedings in which Sprint deems his assistance or testimony to be beneficial to Employer. Without limiting the foregoing, Devlin agrees that he will not communicate with anyone regarding such claims or proceedings except communications with Employer's attorneys or outside counsel retained by Employer or communications to which said attorneys or outside counsel will be privy. Devlin agrees that he will cooperate with Employer in providing whatever factual information he may have relative to any claim, charge, investigation, lawsuit, or other proceeding brought by or against Employer with which he may have familiarity as a result of his employment with Employer or otherwise. Devlin agrees to appear and to testify on behalf of Employer in all such matters without the requirement of a subpoena. Employer agrees to reimburse Devlin any reasonable out-of-pocket expenses he incurs as a result of performing these services. Devlin and Employer agree that any such services provided will be treated as consulting services provided under the Letter Agreement and be eligible for compensation thereunder in accordance with its terms. Employer hereby agrees to extend the coverage of the Indemnification Agreement to cover Devlin's activities for Employer pursuant to this paragraph or pursuant to the Letter Agreement. The extension shall apply as long as and at any time Devlin is required to provide cooperation under this Section or services under the Letter Agreement.

The Parties agree that the obligations under this paragraph shall survive and continue to be binding upon Devlin after Employers' obligations have been performed under the Letter Agreement. The extension of coverage of the Indemnification Agreement will continue to apply to the actions taken by Devlin in fulfillment of his obligations under this Section or the Letter Agreement after the conclusion of any matters with respect to which he has provided consulting or cooperation.

4. Assignment
Employer may, upon prior notice to Devlin, freely assign its rights, liabilities, and obligations hereunder and under the Letter Agreement to any affiliated legal entity which is a successor, subsidiary, or affiliate of Employer, without his consent. However, as between Employer and Devlin, no such assignment will relieve Employer from its obligations hereunder or under the Letter Agreement without the express written consent of Devlin. This Release Agreement shall bind and inure to the benefit of any such assignee or successor.

5. Governing Law; Survivorship
The validity, interpretation, and enforcement of this Release Agreement and the Letter Agreement will be governed by the laws of the State of Kansas without giving effect to its conflicts of laws principles. The Letter Agreement, and this Release Agreement constitute the entire agreement between the parties with respect to Devlin's separation of employment, and they supersede all previous or contemporaneous negotiations, commitments, statements, and writings regarding the terms of Devlin's employment or separation from employment, including without limitation, the CEA and Non-Compete, except to the extent set forth in the Letter Agreement and this Release Agreement.

6.   Notices
All notices and other communications required or permitted under this Release Agreement must be in writing and either hand-delivered or mailed by registered or certified mail, return receipt requested, and addressed as follows:

If to Sprint:     Sprint Corporation
                  6200 Sprint Parkway
                  Overland Park, Kansas 66251
                  Attn:  Executive Vice President & General Counsel
If to Devlin:     12300 Catalina Street
                  Leawood, KS 66209-2214

7. Binding Effect, Consideration, and Revocation
Devlin agrees that he has carefully read this paragraph, the rest of this Release Agreement, and the Letter Agreement, that he knows and understands the contents thereof, and that he executes both documents of his own free will. Devlin further states that he has been advised to consult with an attorney, that he has consulted with an attorney regarding these documents, and that he fully understands the terms, conditions, and the final and binding effect of these documents. Devlin acknowledges that he has been given a period of at least 21 days within which to consider these documents before signing them. Furthermore, it is agreed that Devlin will have the right to revoke this Release Agreement and Letter Agreement by written notice to Employer within the seven days immediately following their execution, and that the Release Agreement and Letter Agreement will not become enforceable until that period has expired. If this Release Agreement or Letter Agreement is revoked by Devlin, he agrees to return all consideration and benefits provided to him by Employer to which he would not be entitled absent the Letter Agreement and this Release Agreement.

8. Non-Disparagement
The parties mutually agree to refrain from making any statements about each other or the Released Parties that would disparage or reflect unfavorably upon the image or reputation of the other or of any Released Party, except that activities performed through court or arbitration processes shall not be considered a violation of this covenant. Public statements, oral or written, outside such a litigation context are not permissible if they contain remarks disparaging the other party.





                          /s/ J. Richard Devlin
                          J. Richard Devlin



                          Sprint Corporation



                          /s/ Gary D. Forsee
                     By:  Gary D. Forsee
                     Its: Chief Executive Officer


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